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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) DECEMBER 3, 1997


                            THE GYMBOREE CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                       000-21250                94-2615258
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification  No.)


 700 AIRPORT BOULEVARD, BURLINGAME, CALIFORNIA                    94010-1912
   (Address of principal executive offices)                       (Zip Code)


                                 (650) 579-0600
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


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ITEM 5.    OTHER EVENTS

        As announced in a press release dated December 3, 1997, James P. Curley will resign from his positions of Senior Vice President, Chief Financial Officer, Chief Administrative Officer and a member of the Company's Board of Directors, effective as of January 31, 1998.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE GYMBOREE CORPORATION
                                         (Registrant)



      December 15, 1997             By: /s/ Gary White
------------------------------          --------------------------------
            Date                                   Gary White
                                      President and Chief Executive Officer
                                 (Principal executive officer of the registrant)